Our Ref : PSL/Vitaxel/0820/0107

Date : 1 August 2020

PRIVATE &
CONFIDENTIAL

MR LEONG YEE MING, RYAN
c/o Interasean Focus Agency
11-2-3, Menara Antara
Jalan Bukit Ceylon
50200 Kuala Lumpur

Dear Mr Leong

RE : RENEWAL OF CONSULTANCY SERVICE

We refer to our letter dated 1 August 2019.

We are pleased to inform you that your service with our Company will be renew for another year effective from 1 August 2020.

Your other terms and conditions of service will remain the same as stipulated in our letter dated 1st November 2015.

Thank you

Yours faithfully,
VITAXEL SDN BHD

BERNARD LIM WEE KIAT
Chairman

cc. Payroll Master

I, Leong Yee Ming, Ryan c/o Interasean Focus Agency (Company No. 002345452-W) hereby accept the above and understood the contents.

Name : **NRIC No.** :

Signature : **Date** :